SUBSEQUENT EVENTS	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
SUBSEQUENT EVENTS

NOTE 15. SUBSEQUENT EVENTS

The Company has evaluated subsequent events from the balance sheet date. The following material subsequent events were as follows:

On February 2, 2012, the Company closed on a Securities Purchase Agreement with a California-based institutional investor (the “Investor”) for an aggregate of $5.5 million. The $500,000 initial tranche was funded at the closing in connection with a Convertible Debenture due in February 2015 and an Equity Investment Agreement (the “EIA”). Pursuant to the EIA, the Investor agreed to invest an additional $5.0 million in monthly tranches beginning on the effectiveness of a registration statement the Company filed with the Securities and Exchange Commission, but not prior to 91 days following the closing. The Investor also has the right to purchase an additional $5.0 million of the Company’s common stock at an exercise price of $0.21 per share for a period of three years. The Company intends to use the proceeds of the financing to expand the operations and continue efforts to commercialize and market the mid-altitude Argus One airship and various GTC products, and develop its next generation of airships with longer durations, higher altitudes and increased payload capacities.

In February 2012, the Company filed both a U.S. utility patent application and a patent application under the Patent Cooperation Treaty for an airship design and method of controlling the airship based on our Argus One UAV.

NOTE 15

Subsequent Events

The Company has evaluated subsequent events that have occurred through March 30, 2011, the date of the consolidated financial statements.

On March 2, 2011, the Company entered into a 12% Secured Promissory Note with a principal amount of $200,000. The principal and interest is due in full on March 2, 2012. The note is secured by a security agreement for substantially all of the Company’s assets.

On March 22, 2011, the Company entered into a Settlement Agreement (the “Agreement”) with TAO, Kroeplin and GTC pursuant to which the parties agreed, among other things:

—	To terminate all existing agreements between the parties (the “Old Agreements”);
—	That TAO and Kroeplin are to keep all cash and shares of the Company’s Common Stock previously paid to them and that the Company is to ship back to TAO the old STS 111 (SD34) airship;
—	To discharge $2,474,753 in debt owed by the Company under the Old Agreements, reflected as $2,185,000 in Other Accrued Liabilities and $289,753 in Accounts Payable on the Company’s Consolidated Balance Sheet as of December 31, 2010;
—	To cooperate to wind down and dissolve the joint venture, Sanswire-TAO Corp.;
—	To negotiate the potential terms of a revised relationship among the parties for the next 60 days;
—	To a mutual non-disparagement clause and a mutual release and covenant not to sue for any claim related to the Old Agreements and for any claim that may exist currently;
—	The Company warranted that, to its knowledge, it is not using any trade secret rights of TAO or Kroeplin and that it will not intentionally develop products that use any trade secret rights of TAO or Kroeplin, nor will it intentionally infringe any patent of TAO or Kroeplin in any country where such patent is valid; and
—	That the parties will not use the name, logo or trademarks of any of the parties in any commercial activity or promotional or advertising materials, including on its website.